SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2010

SOAPSTONE NETWORKS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-30865	02-0493372
(Commission file number)	(I.R.S. employer identification no.)

15 New England Executive Park, Burlington, MA 01803

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 987-9304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

At the Company’s annual meeting of stockholders on July 28, 2009, stockholders voted to approve the liquidation and dissolution of the Company pursuant to the Plan of Liquidation and Dissolution (the “Plan of Liquidation”), which authorized the filing of a certificate of dissolution that was filed with the Secretary of State of the State of Delaware on July 31, 2009. In connection with the approval of the Plan of Liquidation and the filing of the Plan of Liquidation with the Secretary of State of the State of Delaware on July 31, 2009, the Company adopted a liquidation basis of accounting effective August 1, 2009. Today, the Company reported on its financial condition as of March 31, 2010, which is updated from the Company’s last report on its financial condition as of December 31, 2009, which were filed with the Securities and Exchange Commission on a Form 8-K on March 17, 2010.

SOAPSTONE NETWORKS INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (LIQUIDATION BASIS)

FOR THE PERIOD JANUARY 1, 2010 TO MARCH 31, 2010

(IN THOUSANDS)

(unaudited)

Net Assets (liquidation basis) as of December 31, 2009	$11,664
Other income (includes interest income)	—
Change in estimated net realizable value of assets and liabilities	—

Net Assets (liquidation basis) as of March 31, 2010**	$11,664	**

See accompanying notes.

**	On March 25, 2010, the Company announced a liquidating distribution of $0.76 per share of the Company’s common stock or $11.66 million in the aggregate. This liquidating distribution, which is not reflected on the table above, was paid to the Company’s stockholders on April 7, 2010.

SOAPSTONE NETWORKS INC.

CONSOLIDATED STATEMENT OF NET ASSETS AS OF MARCH 31, 2010 (LIQUIDATION BASIS)

(IN THOUSANDS)

(unaudited)

	March 31, 2010
ASSETS
Cash and cash equivalents	$12,317
Other assets	—

Total assets	$12,317

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$—
Reserve for estimated costs during the liquidation period	$653

Total liabilities	$653

Net assets (liquidation basis-available to common stockholders)**	$11,664	**

See accompanying notes.

**	On March 25, 2010, the Company announced a liquidating distribution of $0.76 per share of the Company’s common stock or $11.66 million in the aggregate. This liquidating distribution, which is not reflected on the table above, was paid to the Company’s stockholders on April 7, 2010.

FOOTNOTES

NOTE 1. BASIS OF PRESENTATION

The unaudited financial information included herein has been prepared by Soapstone Networks Inc., and includes the accounts of Soapstone Networks Inc. and its subsidiaries (“Soapstone” or the “Company”). In the opinion of the Company, the accompanying financial information reflects all adjustments necessary for a fair presentation of its net assets in liquidation as of March 31, 2010 and the changes in net assets presented herein.

Any material subsequent events have been considered for disclosure and recognition through the filing date of this Form 8-K, April 29, 2010.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Liquidation Basis of Accounting

The Company’s Statement of Net Assets in Liquidation and Statement of Changes in Net Assets in Liquidation are the principal statements of financial condition presented under the liquidation basis of accounting. Under the liquidation basis of accounting, the Company’s assets are stated at their estimated net realizable value, which is the non-discounted amount of cash, or its equivalent, into which an asset is expected to be converted in the due course of business less direct costs, while the Company’s liabilities are reported at their estimated settlement amount, which is the non-discounted amounts of cash, or its equivalent, expected to be paid to liquidate an obligation in the due course of business, including direct costs. Additionally, under the liquidation basis of accounting, the Company is required to establish a reserve for all future estimated general and administrative expenses and other costs expected to be incurred during the liquidation. The reserve for these estimated expenses includes primarily accruals including facilities, professional services, litigation costs, and corporate expenses, which includes insurance, directors’ fees and statutory fees. These estimates will be periodically reviewed and adjusted as appropriate. There can be no assurance that these estimated values will be realized. Such amounts should not be taken as an indication of the timing or amount of future distributions or the Company’s actual dissolution. The valuation of assets at their net realizable value and liabilities at their anticipated settlement amount represent estimates, based on present facts and circumstances, of the net realizable value of the assets and the costs associated with carrying out the Plan of Liquidation. The actual values and costs associated with carrying out the Plan of Liquidation are expected to differ from amounts reflected in the accompanying statements of financial condition because of the plan’s inherent uncertainty. These differences may be material. In particular, the estimates of the Company’s costs will vary with the length of time necessary to complete the Plan of Liquidation. Accordingly, it is not possible to predict with certainty the timing or aggregate amount which will ultimately be distributed to stockholders and no assurance can be given that the distributions will equal or exceed the estimate presented in the accompanying Statement of Net Assets.

The Company was required to make significant estimates and exercise judgment in determining the accrued costs of liquidation at March 31, 2010. The Company accrued the following costs expected to be incurred in liquidation:

Accrued Costs of Liquidation	Amount

Outside services and other wind down expenses	$653

$653

In addition to the Accrued Costs of Liquidation set forth above, the Company, on March 25, 2010, the Company announced a liquidating distribution of $0.76 per share of the Company’s common stock or $11.66 million in the aggregate. This liquidating distribution was paid to the Company’s stockholders on April 7, 2010.

(b) Cash and Cash Equivalents and Marketable Securities

The Company considers all highly liquid investments with original maturities of three months or less at the date of acquisition to be cash equivalents. Cash and cash equivalents include money market funds and certificates of deposit. The Company has classified marketable securities as held-to-maturity and recorded them at amortized cost, which approximates market value. Funds from marketable securities designated as held-to-maturity are not available for immediate use. The Company no longer holds marketable securities.

Cash, cash equivalents and marketable securities consist of the following:

	March 31	December 31
	2010	2009

Cash and cash equivalents	$12,317	$15,855
Marketable securities	—	—

Total	$12,317	$15,855

(c) Use of Estimates

The preparation of this financial information requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial information and the reported amounts expenses during the stated periods. Significant estimates include anticipated amounts and timing of future cash flows used in the calculation of net realizable value, reserve for future costs and settlement amounts. Actual results could differ from those estimates.

Cautionary Statement About Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” about Soapstone Networks’ future expectations, expenses and plans that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. When used in this Current Report on Form 8-K, the word “will”, “expected” and other similar expressions are intended to identify such forward looking statements. Further information on potential risk factors that could affect Soapstone, its liquidation and its cash holdings are set forth in the Company’s previous filings with the Securities and Exchange Commission. The Company does not undertake any duty to update forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOAPSTONE NETWORKS INC.

Date: April 29, 2010
	By:	/S/ WILLIAM J. STUART
William J. Stuart
President